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                                                                    EXHIBIT 23.1


                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


            We consent to the incorporation by reference in the Registration Statement of Staff Builders, Inc. (the "COMPANY") on Form S-8 of our report dated April 20, 1998, included in the Company's annual report on Form 10-K for the fiscal year ended February 28, 1998.



                                        /s/ Deloitte & Touche, LLP


Jericho, New York
October 23, 1998